UCC Financing Statement

This is an amended UCC Financing Statement with Digitiliti, Inc. and Data Sales Company whereby collateral was deleted as follows:

Property known as ”Storage Switch” software referenced in technology purchase agreement between Digitiliti, Inc. and StorageSwitch, LLC dated 13 March, 2008 including perpetual, irrevocable, worldwide, paid up, non-royalty bearing ownership rights to the Storage Switch Technology.

Please see the attached pdf for the full amended UCC Financing Statement as filed with the State of Minnesota.